UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                 placeCityWASHINGTON, StateD.C. PostalCode20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 5, 2012


                          SYNERGY RESOURCES CORPORATION
                          -----------------------------
             (Exact name of Registrant as specified in its charter)


      Colorado                       001-35245               20-2835920
(State or other jurisdiction     (Commission File No.)     (IRS Employer
of incorporation)                                          Identification No.)

                                20203 Highway 60
                   Platteville, StateColorado PostalCode80651
        ----------------------------------------------------------------
          (Address of principal executive offices, including Zip Code)


Registrant's telephone number, including area code:    (970) 737-1073
                                                       --------------

                                       N/A
                   ------------------------------------ ----
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of acquisition or disposition of assets

     On December 5, 2012 Synergy Resources Corporation acquired the following oil and gas properties from Orr Energy, LLC:

          o 36 producing oil and gas wells;

          o leases covering approximately 3,933 gross (3,196 net) acres; and

          o miscellaneous equipment.

      Synergy has:

          o a 100% working interest (77% net revenue interest) in 29 of the producing wells, with a smaller working/net revenue interest in the remaining 7 wells; and

          o working interests ranging from 100% to 10.3% (net revenue interests ranging from 80% to 8.24%) in any wells which it elects to drill and complete on the acquired leases.

     The producing oil and gas properties acquired from Orr Energy are located in the Wattenberg field, which is part of the Denver-Julesburg Basin. Approximately 1,000 undeveloped acres are located in the Denver-Julesburg Basin in an area which is north east of the Wattenberg field.

     The purchase price for the oil and gas properties was $42,000,000, consisting of cash of $30,000,000 and 3,128,422 restricted shares of Synergy's common stock (valued at $12,000,000 for purposes of the transaction).


Item 3.02.  Unregistered Sales of Equity Securities

     The shares of common stock issued to Orr Energy,  LLC, as disclosed in Item
2.01 of this report, were not registered under the Securities Act of 1933 and are restricted securities. Synergy relied upon the exemption provided by Section 4(2) of the Securities Act of 1933 in connection with the issuance of these shares. Orr Energy was a sophisticated investor and was provided full information regarding Synergy's business and operations. There was no general solicitation in connection with the offer or sale of these securities. Orr Energy acquired these shares for its own account. The certificate representing these shares bears a restricted legend providing that the shares cannot be sold except pursuant to an effective registration statement or an exemption from registration. No commission was paid to any person in connection with the issuance of these shares.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 6, 2012.

                                       SYNERGY RESOURCES CORPORATION



                                 By:   /s/ Frank L. Jennings
                                       ----------------------------------
                                       Frank L. Jennings, Principal Financial
                                       and Accounting Officer